                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): September 30, 1997



                    CRESCENT REAL ESTATE EQUITIES COMPANY
           (formerly known as Crescent Real Estate Equities, Inc.)

            (Exact name of Registrant as specified in its Charter)



         Texas                      1-13038                     52-1862813
(State of Organization)     (Commission File Number)      (IRS Employer
                                                          Identification Number)

777 Main Street, Suite 2100
Fort Worth, Texas                                               76102
(Address of Principal Executive                               (Zip Code)
Offices)

                                 (817) 877-0477
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS

         MIAMI CENTER. On September 30, 1997, the Company acquired Miami Center, a 34-story Class A office property. The Company acquired fee simple title, subject to a Condominium Declaration, to Miami Center from an unaffiliated entity for approximately $131.5 million. The purchase price was funded through a $121.5 million draw under the Company's unsecured $450 million credit facility from a consortium of banks led by BankBoston, N.A. and $10 million raised from the $400 million of senior unsecured debt issued by Crescent Real Estate Equities Limited Partnership, the Company's operating partnership, in a private placement which closed on September 22, 1997. There are two units associated with the Condominium Declaration, an office property and a hotel. The Company owns the single condominium unit that comprises the Miami Center office property and an unaffilited party owns the hotel unit. The Condominium Declaration grants each unit a 50% interest in common areas, as well as in the common operating expenses of the condominium. Miami Center is located in the Downtown Central Business District ("CBD") submarket of Miami, Florida. Construction of the office property was completed in 1983. Situated on approximately 1.81 acres, Miami Center contains approximately 783,000 square feet of net rentable space with an attached nine level above-ground parking structure that accommodates approximately 893 cars. Management believes that Miami Center is suitable and adequate for continued use as a Class A office property and is adequately covered by insurance.

         As of June 30, 1997, Miami Center was 78% leased, with a weighted average base rental rate per square foot of $20.92 (a weighted average full-service rental rate of $23.50). Miami Center is leased to approximately 50 tenants, with the major tenants having principal businesses in the financial and legal service industry sectors. One tenant in Miami Center leases more than 10% of the net rentable square footage. As of June 30, 1997, Citibank International, a financial services company, leased approximately 100,000 net rentable square feet (approximately 12.9% of the net rentable square footage of Miami Center) pursuant to a lease that expires in January 2009. The current base rental rate per square foot for approximately 100,000 net rentable square feet is $10.16, and thereafter increases periodically during the lease term up to $23.41 in February 2008 where it remains in effect until January 2009. The lease provides for two 5-year renewal options at 100% of the then-prevailing market rental rate. The tenant may terminate the lease, by written notice delivered no earlier than one year and no later than 180 days prior to the expiration of the eighth lease year (July 31, 2002), upon payment to the Landlord of a termination payment equal to the then present value of tenant's remaining base rent and additional rent obligations (operating expenses reimbursed from the tenant) discounted at a rate of 10% per annum.

         The Downtown-CBD Miami submarket consists of 3.8 million square feet of Class A office space, which was approximately 13% of Miami's total Class A office space at June 30, 1997. At June 30, 1997, the Miami Downtown-CBD Class A office space was 87% occupied, and the average quoted full-service market rental rate for such space was $23.75 per square foot.

         Upon completion of this acquisition, the aggregate tax basis of depreciable real property and improvements and personal property for Miami Center for federal income tax purposes will be approximately $131.5 million. For federal income tax purposes, depreciation is computed using the straight-line method over lives which range from 15 to 39 years for real property and improvements and the double-declining balance method over lives which range from 5 to 7 years for the personal property.

         The 1996 realty tax rate for real property was $3.16 per $100 of the $77 million assessed value. The total amount of tax at this rate for 1996 was approximately $2.4 million.

         For the year ended December 31, 1996 and the six months ended June 30, 1997, utility expense was approximately $1.1 million and $.6 million, respectively, and expenses for repairs, maintenance and contract services were approximately $2.6 million and $1.3 million, respectively.

         The Company does not plan to renovate Miami Center, other than expenditures associated with the routine maintenance of the property.

         The following table sets forth Miami Center's year-end occupancy and average base rent per leased square foot (excluding storage space) for the five years ended December 31, 1996, and for the six months ended June 30, 1997.

                YEAR              OCCUPANCY             AVERAGE BASE RENT(1)
                ----              ---------             --------------------
                1992                 68.7%                     $23.31
                1993                 69.0                       21.80
                1994                 74.3                       18.55
                1995                 78.1                       18.96
                1996                 78.9                       19.05
              6/30/97                78.0                       20.25


(1) Represents annual base rental revenues (excluding scheduled rent increases and free rent that would be taken into account under generally accepted accounting principles) divided by average occupancy in square footage for the year or period and excluding expenses payable by or reimbursed from the tenants.

     The following table sets forth a schedule of lease expirations for leases in place as of June 30, 1997, for Miami Center, for each of the 10 years beginning with the remainder of 1997, assuming that none of the tenants exercises renewal options and excluding 164,456 square feet of unleased space.

                                                                                                         ANNUAL
                                                                                                        BASE RENT
                                                           PERCENTAGE                   PERCENTAGE OF  PER SQUARE
                                          NET RENTABLE     OF LEASED                    TOTAL ANNUAL    FOOT FOR
                             NUMBER OF   AREA SUBJECT TO  NET RENTABLE    ANNUAL BASE     BASE RENT        NET
                           TENANTS WITH     EXPIRING     AREA SUBJECT     RENT UNDER     REPRESENTED     RENTABLE
                             EXPIRING        LEASES       TO EXPIRING      EXPIRING      BY EXPIRING      AREA
 YEAR OF LEASE EXPIRATION     LEASES     (SQUARE FEET)      LEASES         LEASES(1)       LEASES       EXPIRING(1)
-------------------------------------------------------------------------------------------------------------------
1997                            8            34,780          5.8%        $   684,106        4.7%          $19.67
1998                            4             8,898          1.5             174,008        1.2            19.56
1999                            7            56,057          9.3           1,437,956        9.9            25.65
2000                            3            13,543          2.2             257,700        1.8            19.03
2001                            6            56,956          9.4           1,439,245       10.0            25.27
2002                            7            82,399         13.7           2,229,990       15.4            27.06
2003                            3            30,180          5.0             606,566        4.2            20.10
2004                            4            66,938         11.1           1,456,886       10.1            21.76
2005                            4           103,073         17.1           2,591,007       17.9            25.14
2006                            1             4,464           .7             113,832         .8            25.50
2007 and thereafter             3           145,622         24.2           3,477,966       24.0            23.88

----------

(1) Based on base rent payable as of the expiration date of the lease, for net rentable square feet expiring, without giving effect to free rent or scheduled rent increases that would be taken into account under generally accepted accounting principles and excluding expenses payable by or reimbursed from the tenants.

         Certain matters discussed within this Form 8-K may be interrupted to be forward-looking statements within the meaning of the federal securities laws. Although Crescent Real Estate Equities Company ("Crescent Equities" and, collectively with its subsidiaries, the "Company") believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that these expectations will be realized. Factors that could cause actual results to differ materially from current expectations include the failure of pending investments to close, changes in general economic conditions, changes in local real estate conditions, changes in industries in which the Company's principal tenants compete, the failure to timely lease unoccupied square footage, the failure to timely re-lease occupied square footage upon expiration of leases, the inability to generate sufficient revenues to meet debt service payments and operating expenses, the unavailability of equity and debt financing and other risks described in the Form 8-K.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) FINANCIAL STATEMENTS UNDER RULE 3-14 OF REGULATION S-X

         Miami Center

         Report of Independent Public Accountants

         Statements of Excess of Revenues Over Specific Operating Expenses for the year ended December 31, 1996 and the six months ended June 30, 1997.

         Notes to Statements.

     (b) PRO FORMA FINANCIAL INFORMATION

         Pro Forma financial statements for the Company as prescribed by
         Article 11 of Regulation S-X will be provided in an amendment to this 8K.

     (c) EXHIBITS

         The following is a list of all exhibits filed as part of this Form 8K.




              Exhibit No.     Description of Exhibit
              -----------     ----------------------
                23.01         Consent of Arthur Andersen LLP, Independent Public
                              Accountants, dated September 30, 1997 (filed herewith).




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

                                   SIGNATURE



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 30, 1997                CRESCENT REAL ESTATE EQUITIES COMPANY




                                          By:  /s/ Dallas. E Lucas
                                               ---------------------------------
                                               Dallas E. Lucas
                                               Senior Vice President and
                                               Chief Financial and Accounting
                                               Officer

                         INDEX TO FINANCIAL STATEMENTS


                                                                                                    PAGE
                                                                                                    ----
MIAMI CENTER

     Report of Independent Public Accountants.................................................       F-3

     Statements of Excess of Revenues Over Specific Operating Expenses for the Year Ended
     December 31, 1996 and the Six Month Period Ended June 30, 1997...........................       F-4

     Notes to Statements......................................................................       F-5

MIAMI CENTER

STATEMENTS OF EXCESS OF REVENUES OVER
SPECIFIC OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 1996,
AND THE SIX-MONTH PERIOD ENDED JUNE 30, 1997

TOGETHER WITH REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Partners of
Crescent Real Estate Equities Limited Partnership:

We have audited the accompanying statements of excess of revenues over specific operating expenses (as defined in Note 2) of Miami Center for the year ended December 31, 1996, and the six-month period ended June 30, 1997. These statements are the responsibility of the Property's management. Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements referred to above present fairly, in all material respects, the excess of revenues over specific operating expenses of Miami Center for the year ended December 31, 1996, and the six-month period ended June 30, 1997, in conformity with generally accepted accounting principles.




                                        ARTHUR ANDERSEN LLP

Dallas, Texas,
   August 21,1997

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                                  MIAMI CENTER


                        STATEMENTS OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

                     FOR THE YEAR ENDED DECEMBER 31, 1996 ,
                  AND THE SIX-MONTH PERIOD ENDED JUNE 30, 1997



                                                December 31,      June 30,
                                                    1996            1997
                                                ------------    -------------
REVENUES:
   Office rent                                   $12,554,877    $  6,033,466
   Parking                                         1,259,118         624,675
   Recoveries                                        930,406         492,001
   Other                                              83,863           8,160
                                                ------------    ------------

                                                  14,828,264       7,158,302

SPECIFIC OPERATING EXPENSES:
   Real estate taxes                               2,498,327       1,236,978
   Utilities                                       1,147,064         566,893
   Repairs, maintenance, and contract services     2,614,911       1,276,345
   Salaries                                          363,052         212,870
   General and administrative                        546,345         224,529
   Management fees                                   331,665         167,269
   Insurance                                         209,933         100,828
                                                ------------    ------------

                                                   7,711,297       3,785,712
                                                ------------    ------------

EXCESS OF REVENUES OVER SPECIFIC
   OPERATING EXPENSES                           $  7,116,967    $  3,372,590
                                                ============    ============





        The accompanying notes are an integral part of these statements.

                                  MIAMI CENTER


                   NOTES TO STATEMENTS OF EXCESS OF REVENUES
                        OVER SPECIFIC OPERATING EXPENSES

                      DECEMBER 31, 1996, AND JUNE 30, 1997



1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:

Description of Property

Miami Center (the "Property") is a 34-story office tower located in the central business district of Miami, Florida. The Property contains approximately 773,000 rentable square feet as well as a nine level attached parking facility. The building is owned by The Prudential Insurance Company of America, a New Jersey Corporation. The Property is managed by Premisys Real Estate Services, Inc.

Use of Estimates

The preparation of statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Rental Income and Deferred Rent Concessions

In connection with obtaining certain tenants under long-term leases, property management grants rent concessions. The aggregate rental payments due over the terms of the leases are recognized as rental income on a straight-line basis over the full term of the leases, including the periods of rent concessions.

Recoveries

A portion of the operating expenses is charged back to tenants on a monthly basis based upon estimated expenses. These charges are adjusted at period-end, based upon actual expenses.

2.  BASIS OF ACCOUNTING:

The accompanying statements of excess of revenues over specific operating expenses is presented on the accrual basis of accounting. These statements are not intended to be a complete presentation of revenues and operating expenses for the year ended December 31, 1996, and the six-month period ended June 30, 1997, as certain items such as depreciation, amortization, interest, and administrative expenses have been excluded since they are not comparable to the proposed future operations of the Property.

3. PROPERTY MANAGEMENT:

The Property entered into a management agreement with Premisys Real Estate Services, Inc. (the "Manager") in June 1995. The agreement with the Manager requires a management fee of 2.25 % of gross rental receipts, as defined. Total management fees for the year ended December 31, 1996, and the six-month period ended June 30, 1997, were approximately $331,665 and $167,269, respectively. The agreement may be terminated at any time by either party in accordance with the management agreement. If terminated, the Manager shall be paid an amount equal to the next monthly installment of the annual fee.

4.  SIGNIFICANT TENANTS:

The largest tenant of the Property occupies approximately 100,000 square feet, or 13%, of the total leasable square footage. This lease expires in January 2009. The second largest tenant of the Property occupies approximately 67,000 square feet, or 9%, of the total leasable square footage. This lease expires in October 2005.

                                 EXHIBIT INDEX


Exhibit Number                    Description
--------------                    -----------
23.01                Consent of Arthur Andersen LLP, Independent Public
                     Accountants, dated September 30, 1997 (filed herewith)